Exhibit 10.1

Execution Version

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into this 24th day of September, 2025, by and among FIRST MERCHANTS CORPORATION, an Indiana corporation (“First Merchants”), and the undersigned shareholders (each, a “Shareholder”, and collectively, the “Shareholders”) of FIRST SAVINGS FINANCIAL GROUP, INC., an Indiana corporation (“First Savings”).

W I T N E S S E T H:

In consideration of the execution by First Merchants of the Agreement and Plan of Merger between First Merchants and First Savings of even date herewith (the “Merger Agreement”), the undersigned Shareholders of First Savings hereby agree that each of them, severally and not jointly, shall cause all First Savings common shares owned by him/her of record and beneficially, including, without limitation, all shares owned by him/her individually, all shares owned jointly by him/her and his/her spouse, all shares owned by any minor children (or any trust for their benefit), all shares owned by any business of which such Shareholder (if such Shareholder is a director of First Savings) is a principal shareholder (but in each such case only to the extent the Shareholder has the right to vote or direct the voting of such shares), and specifically including all shares shown as owned directly or beneficially by such Shareholder on Exhibit A attached hereto or acquired subsequently hereto (collectively, the “Shares”), to be voted, in person or by proxy, in favor of the merger of First Savings with and into First Merchants in accordance with and pursuant to the terms of the Merger Agreement at the annual or special meeting of shareholders of First Savings called for that purpose. Notwithstanding any other provision of this Agreement to the contrary, each Shareholder shall be permitted to vote such Shares, in person or by proxy, in favor of another “Acquisition Proposal” (as such term is defined in the Merger Agreement) that is submitted for approval by the shareholders of First Savings if both of the following shall have occurred: (a) First Savings’s Board of Directors has approved such Acquisition Proposal and recommended such Acquisition Proposal to First Savings’s shareholders in accordance with Section 7.5(b) of the Merger Agreement and (b) the Merger Agreement has been terminated in accordance with Section 10.1(f) thereof.

Each of the Shareholders further agrees and covenants, severally and not jointly, that he/she shall not sell, assign, transfer, dispose or otherwise convey, nor shall he/she cause, permit, authorize or approve the sale, assignment, transfer, disposition or other conveyance of, any of the Shares or any interest in the Shares to any other person, trust or entity (other than First Savings) prior to the annual or special meeting of shareholders of First Savings called for the purpose of voting on the Merger Agreement without the prior written consent of First Merchants, such consent not to be unreasonably withheld, conditioned or delayed in the case of a gift, a tax planning transaction, an estate planning transaction or a qualified domestic relations order transaction (it being understood that First Merchants may decline to consent to any such transfer if the person acquiring such Shares does not agree to take such Shares subject to the terms of this Agreement). Notwithstanding the foregoing, each of the Shareholders may surrender or dispose of Shares in connection with the vesting, settlement or exercise of equity rights with respect to First Savings Common Stock (as such term is defined in the Merger Agreement) without the prior written consent of First Merchants and in any other manner as First Merchants may agree in writing.

This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to conflict of laws provisions thereof. This Agreement may be executed in counterparts, each of which (including any facsimile or Adobe PDF copy thereof) shall be deemed to be an original, but all of which shall constitute one and the same agreement. It is understood and agreed that Shareholders who execute this Agreement shall be bound hereby, irrespective of whether all Shareholders execute this Agreement. The obligations of each of the Shareholders under the terms of this Agreement shall terminate contemporaneously with the earliest to occur of: (i) the approval of the Merger Agreement by the stockholders of First Savings, (ii) the termination of the Merger Agreement, or (ii) the mutual written agreement of the parties hereto to terminate this Agreement.

Each of the Shareholders is executing this Agreement solely in his or her capacity as a stockholder of First Savings. Notwithstanding any provision hereof, nothing in this Agreement shall be construed to prohibit a Shareholder, or any officer or affiliate of a Shareholder who is or has been designated a member of First Savings’s Board of Directors, from taking any action solely in his or her capacity as a member of First Savings’s Board of Directors or from exercising his or her fiduciary duties as a member of First Savings’s Board of Directors to the extent specifically permitted by the Merger Agreement.

[Signatures appear on following pages.]

2

IN WITNESS WHEREOF, First Merchants and each of the undersigned Shareholders of First Savings have made and executed this Agreement as of the day and year first above written, and First Merchants has caused this Agreement to be executed by its duly authorized officer.

FIRST MERCHANTS CORPORATION

By:	/s/ Mark K. Hardwick
Mark K. Hardwick,
Chief Executive Officer

[Signature page to Voting Agreement]

SHAREHOLDERS OF FIRST SAVINGS

/s/ John E. Colin
John E. Colin

[Signature page to Voting Agreement]

/s/ Frank N. Czeschin
Frank N. Czeschin

[Signature page to Voting Agreement]

/s/ L. Chris Fordyce
L. Chris Fordyce

[Signature page to Voting Agreement]

/s/ Troy D. Hanke
Troy D. Hanke

[Signature page to Voting Agreement]

/s/ John P. Lawson, Jr.
John P. Lawson, Jr.

[Signature page to Voting Agreement]

/s/ Pamela Bennett-Martin
Pamela Bennett-Martin

[Signature page to Voting Agreement]

/s/ Larry W. Myers
Larry W. Myers

[Signature page to Voting Agreement]

/s/ Martin A. Padgett
Martin A. Padgett

[Signature page to Voting Agreement]

/s/ Steven R. Stemler
Steven R. Stemler

[Signature page to Voting Agreement]

/s/ Douglas A. York
Douglas A. York

[Signature page to Voting Agreement]

/s/ Tony A. Schoen
Tony A. Schoen

[Signature page to Voting Agreement]

/s/ Jackie R. Journell
Jackie R. Journell

[Signature page to Voting Agreement]

EXHIBIT A

LISTING OF SHARES *

Name	Number of Shares
John E. Colin	9,785
Frank N. Czeschin	59,291
L. Chris Fordyce	41,593
Troy D. Hanke	3,500
John P. Lawson, Jr.	59,360
Pamela Bennett-Martin	30,644
Larry W. Myers	400,007
Martin A. Padgett	12,293
Steven R. Stemler	33,440
Douglas A. York	123,683
Tony A. Schoen	173,590
Jackie R. Journell	55,268

TOTAL	1,002,454

*	Excludes shares underlying unexercised stock options.